Exhibit 99.1 nd 42 Annual J.P. MORGAN Healthcare Conference JA NUA RY 9 , 2 02 4

Safe Harbor Statement This presentation contains forward-looking statements. Crinetics Pharmaceuticals, Inc. (“Crinetics,” the “company,” “we,” or “our”) cautions you that statements contained in this presentation regarding matters that are not historical facts are forward-looking statements. These statements are based on the company’s current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding: the potential benefits of paltusotine for acromegaly patients and patients with carcinoid syndrome; the potential for the PATHFNDR program to support registration of paltusotine for all acromegaly patients who require pharmacotherapy; the plans and timelines for clinical development of paltusotine and CRN04894, including the therapeutic potential and clinical benefits or safety profile thereof; the expected timing of topline data and full results from the PATHFNDR-2 study and the Phase 2 study in patients with carcinoid syndrome and sharing the results with the FDA to align on and design a Phase 3 program; the expected timing of the submission of a new drug application for paltusotine for the treatment of acromegaly and related open label extension studies, and potential regulatory approval; the potential benefits of CRN04894 in patients with Cushing’s disease or Congenital Adrenal Hyperplasia and the expected plans and timing for data from ongoing clinical studies; the potential benefits of PTH receptor antagonists for patients with hyperparathyroidism, the potential benefits of TSH antagonist for Graves’ Disease or Thyroid eye disease; the potential for any of our ongoing clinical studies to show safety or efficacy; the potential of our ongoing discovery efforts to target future indications for polycystic kidney disease, or diabetes/obesity, and the expected plans and timing for candidate selection and clinical development of such candidates; our plans to identify and create new drug candidates for additional diseases; and our expected plans and timing for commercialization of paltusotine and other product candidates pending regulatory approval, including efforts in connection with prescribers, market research, payer engagement, and distribution channels. In some cases, you can identify forward-looking statements by terms such as “may,” “believe,” “anticipate,” “could,” “should,” “estimate,” “expect,” “intend,” “plan,” “project,” “will,” “contemplate,” “predict,” “continue,” “forecast,” “laying the foundation,” “leading to,” “goal,” “potential,” “aspiring,” “target,” or the negative of and other similar terms. These statements speak only as of the date of this presentation, involve known and unknown risks, uncertainties, assumptions, and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, without limitation: topline and initial data that we report may change following a more comprehensive review of the data related to the clinical studies and such data may not accurately reflect the complete results of a clinical study, and the FDA and other regulatory authorities may not agree with our interpretation of such results; the risk that preliminary results of preclinical studies or clinical studies do not necessarily predict final results and that one or more of the clinical outcomes may materially change as patient enrollment continues, following more comprehensive reviews of the data, and as more patient data become available; the possibility of unfavorable new clinical data and further analyses of existing clinical data; potential delays in the commencement, enrollment and completion of clinical studies and the reporting of data therefrom; the FDA or other regulatory agencies may require additional clinical studies of paltusotine or suggest changes to our planned Phase 3 clinical studies prior to and in support of the approval of a New Drug Application or applicable foreign regulatory approval; international conflicts may disrupt our business and that of the third parties on which we depend, including delaying or otherwise disrupting our clinical studies and preclinical studies, manufacturing and supply chain, or impairing employee productivity; our dependence on third parties in connection with product manufacturing, research and preclinical and clinical testing; the success of our clinical studies, nonclinical studies and preclinical studies for paltusotine, CRN04894, our discovery efforts for hyperparathyroidism, polycystic kidney, Graves’ Disease & thyroid eye disease or diabetes/obesity product candidates; regulatory developments or price restrictions in the United States and foreign countries; unexpected adverse side effects or inadequate efficacy of our product candidates that may limit their development, regulatory approval and/or commercialization; our ability to obtain and maintain intellectual property protection for our product candidates; we may use our capital resources sooner than we expect; and other risks described under the heading “Risk Factors” in documents we file from time to time with the Securities and Exchange Commission (“SEC”). Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and, except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. This presentation also contains estimates and other statistical data made by independent parties and by us relating to addressable patients and addressable market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. 2 2

Building a Premier Fully Integrated Endocrine- focused Pharmaceutical Company Strategic Approach to Growing Long-term Value 3

Positive Phase 3 Results in Acromegaly for Paltusotine 2023 Laid the Foundation for a Positive Initial Phase 2 Results in Carcinoid Syndrome for Paltusotine Transformative Completed Enrollment in Second Phase 3 Study for 2024-2025 Acromegaly Initiated Two Phase 2 Studies for Second Clinical Asset (CRN04894) $350M Equity Offering 4 4

The Crinetics Way: Endocrinology for Health Deep roots in endocrinology Purposely crafted Commitment to transforming = people’s lives medicines World-class in-house R&D Paltusotine is an investigational drug candidate currently in clinical studies 5 |

Deep Pipeline of **Transformative Drug Candidates**

Program	Indication	Stage (bar extends to)	Anticipated Milestones
Paltusotine (SST2 agonist)	Acromegaly (PATHFNDR-1)	Phase 3	NDA Submission (2H24)
	Acromegaly (PATHFNDR-2)	Phase 3	Topline Results (1Q24)
	Carcinoid syndrome	Phase 2	Full Phase 2 Data Release (1H24)
CRN04894 (ACTH antagonist)	Cushing's disease	Phase 2	Phase 2 Data (1H24)
	Congenital adrenal hyperplasia	Phase 2	Phase 2 Data (1H24)
PTH antagonist	Hyperparathyroidism	Discovery	Candidate Selection (1H24)
SST3 agonist	Polycystic kidney disease	Discovery	Candidate Selection (1H24) (Exploring global partnership)
TSH antagonist	Graves' disease & TED	Discovery	Candidate Selection (2024)
Oral GLP-1 nonpeptide	Diabetes/Obesity	Discovery	Candidate Selection (2025)
Oral GIP nonpeptide	Diabetes/Obesity	Discovery	

Columns: Discovery, Preclinical, Phase 1, Phase 2, Phase 3

Expansion into highly prevalent indications

SST: somatostatin receptor type; ACTH: adrenocorticotropic hormone; PTH: parathyroid hormone; TSH: thyroid-stimulating hormone; TED: thyroid eye disease; GLP-1: glucagon-like peptide-1 receptor agonists; GIP: gastric inhibitory polypeptide

6 | Crinetics Pharmaceuticals

World-class Development Leading to Global Commercialization Paltusotine: Lead Clinical Asset for Acromegaly and Carcinoid Syndrome PATHFNDR-1 CARCINOID SYNDROME PHASE 3 RESULTS PHASE 2 RESULTS 7

Paltusotine: Designed to Allow People with Acromegaly and Carcinoid Syndrome to Focus on Living

CURRENT STANDARD OF CARE

- Poor Symptom Control
- 77% report injection site reactions
- Painful, inconsistent and inconvenient treatment option



VS

POTENTIAL BENEFITS OF PALTUSOTINE*


PAL

- Reliable, consistent, and durable control
- No injections, well tolerated
- Once-daily oral tablet

***Pending receipt by paltusotine of regulatory approval. Clinical studies to support applications for regulatory approval are ongoing.**

References 1. Geer EB, Sisco J, Adelman DT, et al. Patient reported outcome data from acromegaly patients treated with injectable somatostatin receptor ligands (SRLs) in routine clinical practice. *BMC Endocr Disord*. 2020;20(1):117. doi:10.1186/s12902-020-00595-4; 2. Strasburger CJ, Karavitaki N, Störmann S, et al. Patient-reported outcomes of parenteral somatostatin analogue injections in 195 patients with acromegaly. *Eur J Endocrinol.* 2016;174(3):355-62. doi:10.1530/EJE-15-1042; 3. Fleseriu et al. Frontiers in Endocrinology; March 2021, Vol.12

8

Crinetics Pharmaceuticals

Positive Phase 3 Results in Acromegaly Provide Strong Footing for First Commercial Launch* in 2025 100% 83% (25/30) p<0.0001 80% SECONDARY ENDPOINTS PRIMARY ENDPOINT SAFETY (paltusotine arm vs placebo) 60% 83% of participants Change from baseline in Paltusotine was well- on paltusotine IGF-1 (p < 0.0001) tolerated with no severe or serious adverse events maintained IGF-1 ≤ Change from baseline in 1.0xULN vs 4% on 40% Paltusotine demonstrated Acromegaly Symptoms Diary placebo (p < 0.0001) score (p = 0.02) no new safety signals Proportion of participants 20% who maintained GH <1.0 4% ng/mL (p = 0.0003) (1/28) 0% Paltusotine is an investigational drug in clinical studies for Paltusotine Placebo the treatment of acromegaly and carcinoid syndrome 9 9 | *Pending NDA Submission and Regulatory Approval Participants Achieving Primary Endpoint (%)

Paltusotine: Progressing Towards Phase 3 in a Second, More Prevalent Indication


Lung
5-HT + Other Factors
NETs
Pancreas
Intestine

Carcinoid Syndrome

~**33,000** Patients Diagnosed with Carcinoid Syndrome (US)

Treatment Goals

- **Reduce frequency and urgency of highly disruptive excess bowel movements**
- **Reduce frequency and severity of severe flushing episodes which can be debilitating and potentially dangerous**
- **Prevent severe complications from carcinoid heart disease (found in up to 50% of patients) & carcinoid crisis**
- **Eliminate breakthrough of symptoms with injected SRLs and reduce a high burden of care**

Facial flushing in a patient with carcinoid syndrome



Courtesy of Stephen E Goldfinger, MD UpToDate

10 | 5-HT = Serotonin; NETs = Neuroendocrine tumors; SRL = somatostatin receptor ligand

Crinetics Pharmaceuticals

Example Carcinoid Syndrome Study Participant: Elimination of Flushing and Normalization of BMs 10 9 8 Paltusotine 80 mg/day 7 Excess BM 6 >3/d BMs Flushes 5 4 3 No Prior 2 Normal BM Therapy 3/d to 3/w 1 0 -1 -30 -20 -10 0 10 20 30 40 50 60 Study Day 11 BM = bowel movement Frequency (per day)

Paltusotine Reduced the Frequency of Both Key Carcinoid Syndrome Core Symptoms: Excess BM and Flushing Flushing Frequency Excess Bowel Movement* Frequency For Patients with ≥1/day at Baseline For Patients with >3/day at Baseline 3.0 p < 0.01 p = 0.05 3.0 N=19 N=11 3.1 2.0 -65% 2.0 -65% 2.3 1.0 1.0 1.1 0.8 0.0 0.0 Baseline Last Visit Baseline Last Visit *Excess bowel movements (BM) were defined as daily bowel movements above the upper limit of normal (3 per day) 12 Exploratory analysis of last visit prior to the preliminary data cut off includes 23 subjects: 15 subjects completed the week 8 visit, 4 subjects completed week 6 visit, 3 subjects completed week 4 visit and 1 subject completed week 2 visit. Excess (>3/day) Daily Frequency (7d avg) Daily Frequency (7d avg)

Paltusotine: Initial Multi-billion Dollar U.S. Market Opportunity in Acromegaly and Carcinoid Syndrome Acromegaly Carcinoid Syndrome Diagnosed Prevalence 27,000 33,000 (U.S. Patients) Addressable Patients 11,000 33,000 Not cured surgically Candidates for SRL Current Patients 10,000 10,000 On Endocrine Therapy* Average Annual WAC** $70K $100K For Injectables Current Market $1,000M $700M For Endocrine Therapy (U.S.) Total Addressable Market $800M $3,300M For Endocrine Therapy (U.S.) *Endocrine therapy includes SRLs, dopamine agonists, and growth hormone antagonists. 13 **WAC: Wholesale acquisition cost; Sources: Company data on file

Building the Base for Commercial Success in Multiple Indications for Paltusotine

Complete Prescribers Map

- 200 HCPs initiating 80% of acromegaly scripts
- 40 overlapping centers for both pituitary and NCCN
- Ad boards with top prescribers
- Expanding Med Affairs team



Market Research

- Backbone of marketing group in place
- Market research indicates burden of care is key to overcome inertia
- Compelling PATHFNDR-1 data is strengthening awareness





PAL
PAL

Payer Engagement

- Backbone of market access team in place.
- Engaged 50% of top US payers
- Payers appreciate value of oral option



Medicaid
9.8%
Medicare Part B
1.1%
~50 top payers
Third Party Commercial
57.9%
Medicare Part D
30.9%

Distribution Channel

- Finalized third party logistics vendor contract
- Negotiating specialty pharmacy network contracts
- Building Crinetics' Provider & Patient Services Hub



Crinetics
Branded Services HUB
Specialty Pharmacies
Healthcare Practitioners
Patients

14

NCCN: National Comprehensive Cancer Network
Source: Crinetics interviews & market research

Crinetics Pharmaceuticals

World-class Discovery to Grow the Clinical Pipeline World-class Discovery to Grow the Clinical Pipeline Following the Crinetics way to create medicines to help increasingly larger numbers of people 15

CRN04894: Second Clinical Asset In Late-Stage Development Skillfully Crafted to Help Patients Reach Their Treatment Goals



Stress
Hypothalamus
Circadian Clock
CRF
AVP
Glucocorticoids
Pituitary
CRF Antagonists
CRN04894
(ACTH Antagonist)
ACTH
A4
17-OHP
Adrenal Gland

Lead Indication: Congenital Adrenal Hyperplasia (CAH)

~27,000 Patients Prevalent/Diagnosed with Classical CAH (US)

Treatment Goals:

- ↓ Normalize/eliminate adrenal androgen production
- ✓ Restore normal menstrual cycles and fertility in women
- ✓ Shrink testicular adrenal rest tumors, alleviate pain, restore fertility in men
- ⊗ Prevent consequences of excess androgens in children: atypical genitalia, precocious puberty, short stature, hirsutism
- ⊗ Avoid complications of glucocorticoid excess (weight gain, hypertension, bone disease…) and enable physiologic replacement levels

16 |

AVP: arginine vasopressin, **CRF:** corticotropin releasing factor; **A4:** androstenedione;
17-OHP: 17-hydroxyprogesterone, **ACTH:** Adrenocorticotropic hormone

Crinetics Pharmaceuticals

CRN04894: Targeting Mechanism Designed to Provide Maximum A4 Suppression. Initial Data Expected 2Q24 A4 suppression and steroid sparing expectations for different mechanisms of action in CAH Patients 700 on Glucocorticoids 600 Mean CRF 500 Dependent A4 Expected ACTH 400 Patients GC dose reduction Dependent On GC + CRF A4 antagonist* 300 200 CRN04894 100 (Target Profile) Normal Range 0 0 5 10 15 20 2 GC dose (hydrocortisone equivalent) (mg/m /day) 17 | CRF: corticotropin releasing factor; GC: glucocorticoid; A4: androstenedione 17 | CONFIDENTIAL Androstenedione Level (A4) (ng/dL)

Two New Programs Anticipated to Begin First-in-human Enabling Studies in 2024 PTH Antagonist for Hyperparathyroidism TSH Antagonist for Graves’ Disease and TED* Vehicle Vehicle Vehicle or or or Antagonist Antagonist Antagonist PO PO PO 2.0 1.8 Vehicle 3 mg/kg antagonist M22 Vehicle agonist 10 mg/kg antagonist antibody 1.6 10 mg/kg antagonist 30 mg/kg antagonist 30 mg/kg antagonist 1.4 PTH infusion 1.2 Continuous SC 10 μg/kg/day PTH(1-34) 0 -24 -12 0 12 24 36 48 60 Time (h) Preclinical efficacy data for potential lead candidate Preclinical efficacy data for potential candidate 18 18 | PTH: parathyroid hormone; TSH: thyroid stimulating hormone; TED: thyroid eye disease Ionized Calcium (mmol/L)

Building a Premier Fully Integrated Endocrine-focused Pharmaceutical Company • 1H Commence CAH Phase 3 • 2H Paltusotine acromegaly ** ** PDUFA and launch • Human POC from new drug • 2H File Acromegaly NDA candidates • 2Q Initial Phase 2 data • New drug candidates enter readouts in CAH and • Multiple additional 2026 - development (obesity) ** Cushings 2030 commercial launches • 2H Start Carcinoid • Revenues from product * Syndrome Phase 3 sales to support growth • New drug candidates enter • Continuous stream of development (PTH, TSH) clinical catalysts 2025 • New assets emerging from discovery into development Strategic Approach to 2024 Growing Long-term Value * Pending alignment with FDA 19 ** Pending NDA submission and regulatory approval

Thank You